Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement (No. 333-168569) on Form N-1A of Equinox Campbell Strategy Fund, a series of the Equinox Funds Trust, of our report dated November 27, 2013, relating to our audit of the consolidated financial statements and financial highlights, which appear in the Annual Report on Form N-CSR of Equinox Campbell Strategy Fund, a series of the Equinox Funds Trust, for the period from March 4, 2013 (commencement of operations) through September 30, 2013.

We also consent to the references to our Firm under the captions “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information and “Financial Highlights” appearing in the Prospectus, which is part of this Registration Statement.

/s/ McGladrey LLP

Denver, CO

January 28, 2014

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement (No. 333-168569) on Form N-1A of Equinox Chesapeake Strategy Fund, a series of the Equinox Funds Trust, of our report dated November 27, 2013, relating to our audit of the consolidated financial statements and financial highlights, which appear in the Annual Report on Form N-CSR of Equinox Chesapeake Strategy Fund, a series of the Equinox Funds Trust, for the year ended September 30, 2013.

We also consent to the references to our Firm under the captions “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information and “Financial Highlights” appearing in the Prospectus, which is part of this Registration Statement.

/s/ McGladrey LLP

Denver, CO

January 28, 2014

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement (No. 333-168569) on Form N-1A of Equinox Crabel Strategy Fund, a series of the Equinox Funds Trust, of our report dated November 27, 2013, relating to our audit of the consolidated financial statements and financial highlights, which appear in the Annual Report on Form N-CSR of Equinox Crabel Strategy Fund, a series of the Equinox Funds Trust, for the year ended September 30, 2013.

We also consent to the references to our Firm under the captions “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information and “Financial Highlights” appearing in the Prospectus, which is part of this Registration Statement.

/s/ McGladrey LLP

Denver, CO

January 28, 2014